UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

LOGIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

(808) 829-1057

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

As previously reported by Logiq, Inc., a Delaware corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 15, 2021, the Company entered into an Agency Agreement (the “Agency Agreement”) with Research Capital Corporation (the “Agent”) relating to an offering in Canada (the “Offering”) by the Company of a minimum of 1,666,667 units of securities (each, a “Unit”), and a maximum of 3,333,333 Units, at a price of C$3.00 per Unit (the “Offering Price”), for minimum gross proceeds of C$5,000,000, and maximum gross proceeds of C$10,000,000. Each Unit consists of (i) one share of common stock of the Company, par value $0.0001 per share (“Common Stock”, and the Common Stock included in a Unit being a “Unit Share”), and (ii) one Common Stock purchase warrant (each, a “Warrant”), where each Warrant entitles the holder thereof to acquire one share of Common Stock (each, a “Warrant Share”) at an exercise price of C$3.50 per Warrant Share.

Additionally, as previously reported by the Company on a Current Report on Form 8-K filed by the Company with the Commission on June 21, 2021, the Offering closed on June 21, 2021 whereby the Company sold 1,976,434 Units for aggregate gross proceeds of C$5,929,302 before deducting offering expenses. The Company also issued 83,333 units of securities (the “Advisory Fee Units”), and 158,115 non-transferrable compensation options (the “Agent Options”) to the Agent as compensation for certain strategic advisory and support services rendered to the Company in connection with the Offering. Each Advisory Fee Unit is comprised of (i) one share of Common Stock, and (ii) one Warrant. Each Agent Option is exercisable for one Unit at an exercise price of C$3.00 per Unit.

On July 27, 2021, the Company closed the partial exercise of the over-allotment option granted to the Agent in connection with the Offering (the “Over-Allotment Offering”), whereby the Company sold an additional 201,700 Units for aggregate gross proceeds of C$605,100 before deducting offering expenses. The Company also issued an additional 16,136 non-transferrable Agent Options to the Agent as compensation for certain strategic advisory and support services rendered to the Company in connection with the Offering.

The previously disclosed Agency Agreement and Warrant Indenture governed the terms of the Over-Allotment Offering.

In connection with the Over-Allotment Offering, on July 27, 2021, the Company filed a prospectus supplement (the “Resale Prospectus Supplement”) to its shelf registration statement on Form S-3 (Registration No. 333-248069), which was initially filed with the Commission on August 17, 2020, and was declared effective on August 26, 2020. The Resale Prospectus Supplement covers the resale of the shares of Common Stock, Warrants (and the Warrant Shares underlying the Warrants), and Agent Options sold in the Over-Allotment Offering, and may be used by the selling stockholders or certain of their respective assigns identified therein to resell such securities.

The Company is filing the opinions of Procopio, Cory, Hargreaves & Savitch LLP, and Miller Thomson LLP, relating to the legality of the issuance and sale of the shares of Common Stock, Warrants (and the Warrant Shares underlying the Warrants), and Agent Options in the Over-Allotment Offering, as Exhibit 5.1 and Exhibit 5.2, respectively, hereto, which such legal opinions are incorporated herein by reference.

A copy of the press release announcing the Over-Allotment Offering is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or incorporated by reference into any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Procopio, Cory, Hargreaves & Savitch LLP
5.2	Opinion of Miller Thomson LLP
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included within the opinion filed as Exhibit 5.1)
23.2	Consent of Miller Thomson LLP (included within the opinion filed as Exhibit 5.2)
99.1	Press Release, dated July 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: July 27, 2021	By:	/s/ Brent Suen
Brent Suen President and Executive Chairman

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